TRANSAMERICA SERIES TRUST

Supplement dated October 15, 2010 to the Prospectus dated May 1, 2010 and to the

Statement of Additional Information dated May 1, 2010, each as previously supplemented

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The following information supplements and amends information in the Prospectus:

Effective July 1, 2010, Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York changed their names to Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York, respectively. All references to Merrill Lynch Life Insurance Company or “MLLIC” are hereby revised to mean Transamerica Advisors Life Insurance Company or TALIC. All references to ML Life Insurance Company of New York or “MLLICNY” are hereby revised to mean Transamerica Advisors Life Insurance Company of New York or TALICNY.

The following information supplements and amends information in the section entitled “List and Description of Certain Underlying Portfolios – TST Underlying Funds” beginning on page 240 of the Prospectus:

Effective August 16, 2010, Transamerica AllianceBernstein Dynamic Allocation VP replaces Transamerica Convertible Securities VP alphabetically in the chart. Transamerica AllianceBernstein Dynamic Allocation VP will be an underlying fund option for Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, and Transamerica International Moderate Growth VP. The description for Transamerica Convertible Securities VP is deleted in its entirety and the description for Transamerica AllianceBernstein Dynamic Allocation VP is added as follows:

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Transamerica AllianceBernstein Dynamic Allocation VP seeks capital appreciation and current income by investing, under normal market conditions, substantially all its assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. It is expected that over the long-term, the portfolio will average approximately 35% in global equities and 65% in U.S. fixed-income securities. The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. The portfolio’s asset allocation exposure may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives. The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index. The principal risks of investing in this underlying portfolio are: active trading; asset allocation; cash management and defensive investing; credit; currency; currency hedging; derivatives; early close/late close/trading halt; emerging markets; equity and market; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; interest rate; liquidity; market; portfolio selection; portfolio turnover; small- or medium-sized companies; stocks; tactical asset allocation; underlying exchange-traded funds; valuation; and value investing.

The following information supplements and amends information in the section entitled “List and Description of Certain Underlying Portfolios – Transamerica Underlying Funds” beginning on page 245 of the Prospectus:

Effective September 30, 2010, Transamerica Goldman Sachs Commodity Strategy replaces Transamerica BlackRock Natural Resources alphabetically in the chart. Transamerica Goldman Sachs Commodity Strategy will be an underlying fund option for Transamerica Asset Allocation – Growth VP. The description for Transamerica BlackRock Natural Resources is deleted in its entirety and the description for Transamerica Goldman Sachs Commodity Strategy is added as follows:

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Transamerica Goldman Sachs Commodity Strategy seeks long-term total return by maintaining substantial economic exposure to the performance of the commodities markets. The fund invests its assets in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. reduce leveraged exposure to the commodities markets. It is expected that certain of the fund’s investments will produce leveraged exposure to the commodities markets. The fund will not invest 25% or more of its total assets in instruments issued by companies in one industry. The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The fund investments in investment grade fixed income securities, and may up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary. The fund may invest up to 3% of its net assets in foreign securities. The principal risks of investing in this underlying fund are: absence of regulation; cash management and defensive investing; commodities; counterparty; credit; derivatives; emerging markets; foreign securities; high-yield debt securities; increase in expenses; industry concentration; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; prepayment or call; sector; structured instruments; subsidiary; tax and U.S. government agency obligations.

Effective September 30, 2010, Transamerica AQR Managed Futures Strategy is added alphabetically to the chart. Transamerica AQR Managed Futures Strategy will be an underlying fund option for Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica Asset Allocation – Moderate Growth VP. The description for Transamerica AQR Managed Futures Strategy is added as follows:

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Transamerica AQR Managed Futures Strategy seeks to generate positive absolute returns by investing, under normal circumstances, primarily in a portfolio of futures contracts and futures-related instruments, which may include more than 100 exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities). Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”). The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The fund may also invest in exchange-traded funds or exchange-traded notes through which the fund can participate in the performance of one or more Instruments. The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities. The fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The principal risks of investing in this underlying fund are: cash management and defensive investing; commodities; counterparty; credit; currency; currency hedging; derivatives; increase in expenses; interest rate; investment companies; leveraging; liquidity; market; non-diversification; portfolio selection; portfolio turnover; short sales; structured instruments; subsidiary; tax; U.S. government agency obligations and valuation.

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Transamerica Multi Managed Large Cap Core VP

Matthew Seinsheimer has joined the Value Management Team of the portfolio. The following information supplements and amends information in the Prospectus concerning the portfolio:

PORTFOLIO MANAGERS:

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
Matthew Seinsheimer/2010	Portfolio Manager	MSIM	Senior Portfolio Manager
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

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Transamerica Multi Managed Large Cap Core VP

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The following information replaces the first sentence in the fifth paragraph in the section entitled “More on the Funds’ Strategies and Investments” beginning on page 206 of the Prospectus:

The portfolio may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities.

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Transamerica Morgan Stanley Mid-Cap Growth VP

The following information replaces the first sentence in the fifth paragraph in the section entitled “More on the Funds’ Strategies and Investments” beginning on page 205 of the Prospectus:

MSIM may invest up to 25% of the portfolio’s assets in securities of foreign companies, including emerging market securities.

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Transamerica Index 35 VP

Transamerica Index 50 VP

Transamerica Index 75 VP

Transamerica Index 100 VP

The following information supplements and amends information in the “List and Description of Certain Underlying ETFs and Institutional Mutual Funds” in the Prospectus:

Vanguard® S&P 500 ETF is added alphabetically to the list of underlying ETFs.

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The following paragraph is added alphabetically to the section entitled “List and Description of Certain Underlying ETFs and Institutional Mutual Funds – Vanguard Underlying ETFs”:

Vanguard® S&P 500 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The ETF attempts to replicate the Index by investing all, or substantially all, of its assets in stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, investment style risk and exchange-trading risk.

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Investors Should Retain this Supplement for Future Reference